INTERLINE BRANDS, INC.

AMENDED AND RESTATED
2012 STOCK OPTION PLAN
FORM OF RESTRICTED STOCK AGREEMENT
THIS AGREEMENT (this “Agreement”), effective as of the date of grant set forth on the signature page hereto (the “Date of Grant”), is between Interline Brands, Inc., a Delaware corporation (the “Company”), and the individual whose name is set forth on the signature page hereto (the “Grantee”).
1.Grant of Restricted Stock. Subject to the terms, conditions and restrictions set forth in this Agreement, the Company hereby grants, and the Grantee hereby accepts such issuance and award from the Company, as of the Date of Grant, of the number of shares of Restricted Stock set forth on the signature page hereto (subject to adjustment as provided in the Amended and Restated Interline Brands, Inc. 2012 Stock Option Plan (the “Plan”)). The Restricted Stock granted pursuant to this Agreement shall be issued in the name of the Grantee as soon as reasonably practicable after the Grant Date, subject to the execution and return by the Grantee of this Agreement and, if the Grantee is not already a party thereto, the Stockholders Agreement. Except as otherwise defined herein, capitalized terms used in this Agreement shall have the same definitions as set forth in the Plan.
2.    Rights of Grantee; Restrictions on Transfer.
2.1.    Except as otherwise provided in this Agreement, the Grantee shall be entitled, at all times on and after the Grant Date, to exercise all rights of a holder of Common Stock with respect to the Restricted Stock (whether or not the restrictions thereon shall have lapsed), including the right to vote the Restricted Stock and to receive all dividends or other distributions paid or made with respect thereto.
2.2.    Until the Restricted Stock has vested pursuant to Section 3, the Restricted Stock issued under this Agreement may not be sold, transferred, assigned or otherwise disposed of, and may not be pledged or otherwise hypothecated (the “Transfer Restrictions”) and shall be subject to forfeiture as provided in Section 4 of this Agreement.
3.    Vesting of Restricted Stock. The Restricted Stock shall fully vest upon the occurrence of both of the following: (i) the attainment of the annual performance targets applicable to the Executive with respect to 2013 approved by the Committee, and (ii) the earlier of (a) the occurrence of a Liquidity Event and (b) the fifth anniversary of the Date of Grant. The Restricted Stock shall be forfeited upon the failure of one of the conditions set forth in the preceding sentence to occur. For purposes of this Agreement, “Liquidity Event” shall mean the occurrence of either (A) Change in Control or (B) a Qualified IPO (as such term is defined in the Stockholders Agreement). Upon the Restricted Stock becoming vested pursuant to this Section 3, the Restricted Stock shall thereafter be referred to as “Vested Stock”. Upon the Restricted Stock becoming Vested Stock, the Transfer Restrictions under this Agreement and forfeiture provisions pursuant to Section 4 of this Agreement shall lapse with respect to such Restricted Stock. Notwithstanding the foregoing, for so long as the Stockholders Agreement remains in effect, all Vested Stock shall remain subject to the terms of the Stockholders Agreement, including, without limitation, the transfer restrictions contained in Section 4 thereof, the drag-along provisions contained in Section 7 thereof and the repurchase provisions of Sections 8 and 10 thereof. For the avoidance of doubt, the tag-along provisions set forth in Section 6 of the Stockholders Agreement shall not apply to the Restricted Stock until such time as it becomes Vested Stock.
4.    Termination. Upon the Grantee’s Termination for any reason prior to the Restricted Stock becoming Vested Stock, the Restricted Stock shall be forfeited for no consideration.

5.    Miscellaneous.
5.1.    Notices. Any and all notices, designations, consents, offers, acceptances and any other communications provided for herein shall be given in writing and shall be delivered either personally or by registered or certified mail, postage prepaid, which shall be addressed, in the case of the Company, to the Secretary of the Company at the principal office of the Company and, in the case of the Grantee, to Grantee’s address appearing on the books of the Company or to Grantee’s residence or to such other address as may be designated in writing by the Grantee.
5.2.    No Right to Continued Employment. Nothing in the Plan or in this Agreement shall confer upon the Grantee any right to continue in the employ of the Company or its Affiliates shall interfere with or restrict in any way the right of the Company or its Affiliates, which are hereby expressly reserved, to remove, terminate or discharge the Grantee at any time for any reason whatsoever.
5.3.    Bound by Plan. By signing this Agreement, the Grantee acknowledges that Grantee has received a copy of the Plan and the Stockholders Agreement and has had an opportunity to review the Plan and agrees to be bound by all the terms and provisions of the Plan and the Stockholders Agreement.
5.4.    Successors. The terms of this Agreement shall be binding upon and inure to the benefit of the Company, its successors and assigns, and of the Grantee and the beneficiaries, executors, administrators, heirs and successors of the Grantee.
5.5.    Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (i) such provision will be fully severable, (ii) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (iii) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (iv) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.
5.6.    Modifications. No change, modification or waiver of any provision of this Agreement shall be valid unless the same is in writing and signed by the parties hereto.
5.7.    Entire Agreement. This Agreement, the Stockholders Agreement and the Plan contain the agreement and understanding of the parties hereto with respect to the subject matter contained herein and therein and supersede all prior communications, representations and negotiations in respect thereto.
5.8.    Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.
(a)    This Agreement, including the validity hereof and the rights and obligations of the parties hereunder, all amendments and supplements hereto and the transactions contemplated hereby, and all actions or proceedings arising out of or relating to this Agreement, of any nature whatsoever, shall be construed in accordance with and governed by the domestic substantive laws of the State of Delaware without giving effect to any choice of law or conflicts of law provision or rule that might otherwise cause the application of the domestic substantive laws of any other jurisdiction. The parties hereto hereby irrevocably submit to the exclusive jurisdiction of the Court of Chancery of the State of Delaware (unless the Court of Chancery of the State of Delaware declines to accept jurisdiction over a particular matter, in which case, any state or federal court located within the State of Delaware) in connection with any dispute arising out of or relating to this Agreement or any of the transactions contemplated hereby and each party hereby irrevocably waives, to the fullest extent permitted by applicable law, any objection which they may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum or lack of personal jurisdiction in respect of such dispute. Each of the parties hereto agrees that a judgment rendered in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(b)    Each party hereto hereby waives to the fullest extent permitted by applicable law any right it may have to a trial by jury in respect of any legal proceeding directly or indirectly arising out of, under or in connection with this Agreement or any transaction contemplated hereby. Each party hereto (A) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (B) acknowledges that it and the other parties hereto have been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 5.8.
(c)    Specific Performance. Each of the parties agrees that any breach of the terms of this Agreement will result in irreparable injury and damage to the other parties, for which there is no adequate remedy at law. Each of the parties therefore agrees that in the event of a breach or any threat of breach, the other parties shall be entitled to an immediate injunction and restraining order to prevent such breach, threatened breach or continued breach, and/or compelling specific performance of the Agreement, without having to prove the inadequacy of money damages as a remedy or balancing the equities between the parties. Such remedies shall be in addition to any other remedies (including monetary damages) to which the other parties may be entitled at law or in equity. Each party hereby waives any requirement for the securing or posting of any bond in connection with any such equitable remedy.
(d)    Headings. The headings of the Sections hereof are provided for convenience only and are not to serve as a basis for interpretation or construction, and shall not constitute a part, of this Agreement.
(e)    Counterparts. This Agreement may be executed by .pdf or facsimile signatures and in any number of counterparts with the same effect as if all signatory parties had signed the same document. All counterparts shall be construed together and shall constitute one and the same instrument.
[Signatures Follow]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

INTERLINE BRANDS, INC.

By:
Name:
Title:

Agreed and acknowledged as
of the Date of Grant:
_________________________________
Grantee:

Grantee’s Name:
Date of Grant:
Number of shares of Restricted Stock:

[Signature Page to Restricted Stock Agreement]